                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (date of earliest event report JUNE 15, 1999
                                                         -------------

          First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Trust,
                   Series 1998-I) and each of the Originators
                      listed on Schedule A attached hereto.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


             *                               033-32775                 *
             ---------------------------------------------------------------
          State or other jurisdiction       (Commission           (IRS Employer
            of incorporation)               File Number)           ID Number)


        c/o First Union National Bank, 401 South Tryon Street - NC 1179
                              Charlotte, NC 28288
--------------------------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5      Other Events

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

Item 7      Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly Statements to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
    -------------------
Name:   Robert Ashbaugh
Title:  Vice President                           Dated: February 20, 2001

                                  Exhibit Index

20.1 Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

                                   Schedule A


                                           State of                  IRS Employer
Registrant                                 Incorporation             ID Number
----------                                 -------------             ------------
TMS Mortgage Inc.                           New Jersey               22-3217781
The Money Store/D.C. Inc.                   D.C.                     22-2133027
The Money Store/Kentucky Inc.               Kentucky                 22-2459832
The Money Store Home Equity Corp.           Kentucky                 22-2522232
The Money Store/Minnesota Inc.              Minnesota                22-3003495